Real Estate Acquisitions (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Real Estate Investments, Net [Abstract]
Real Estate Acquisitions

4. REAL ESTATE ACQUISITIONS
During the three months ended March 31, 2018, we acquired one grocery-anchored shopping center for $8.4 million. During the three months ended March 31, 2017, we acquired one grocery-anchored shopping center for $15.0 million. Neither of these acquisitions were considered business combinations, but rather were classified as asset acquisitions. As such, most acquisition-related costs were capitalized and are included in the total purchase prices shown below. Our 2018 acquisition closed out the Internal Revenue Code (“IRC”) Section 1031 like-kind exchange outstanding at December 31, 2017.
The weighted-average amortization periods for in-place, above-market, and below-market lease intangibles acquired as part of the above transactions during the three months ended March 31, 2018 and 2017, are as follows (dollars in thousands, weighted-average useful life in years):

	2018		2017
	Fair Value	Weighted-Average Useful Life	Fair Value	Weighted-Average Useful Life
Acquired in-place leases	$946	6	$1,817	15
Acquired above-market leases	74	3	110	4
Acquired below-market leases	(457)	16	(593)	24

4. REAL ESTATE ACQUISITIONS AND DISPOSITIONS
During the year ended December 31, 2017, we acquired 84 shopping centers, including 76 shopping centers through the PELP transaction (see Note 3 for more detail) and eight grocery-anchored shopping centers outside of the PELP transaction. Our first quarter acquisition closed out the IRC reverse Section 1031 like-kind exchange outstanding as of December 31, 2016. For the year ended December 31, 2016, we acquired seven grocery-anchored shopping centers and additional real estate adjacent to previously acquired centers.
For the years ended December 31, 2017 and 2016, we allocated the purchase price of acquisitions unrelated to the PELP transaction, including acquisition costs for 2017, to the fair value of the assets acquired and liabilities assumed as follows (in thousands):

	2017	2016
Land and improvements	$47,556	$78,908
Building and improvements	130,482	140,145
Acquired in-place leases	17,740	21,506
Acquired above-market leases	1,314	3,559
Acquired below-market leases	(5,736)	(10,198)
Total assets and lease liabilities acquired	191,356	233,920
Less: Fair value of assumed debt at acquisition	30,831	33,326
Net assets acquired	$160,525	$200,594
The weighted-average amortization periods for in-place, above-market, and below-market lease intangibles acquired during the years ended December 31, 2017 and 2016, are as follows (in years):

	2017	2016
Acquired in-place leases	13	11
Acquired above-market leases	6	6
Acquired below-market leases	18	19
Dispositions—In October 2017, we sold a property for $6.5 million and recognized a gain of $1.8 million. For tax-purposes, we deferred the gain through an IRC Section 1031 like-kind exchange, which was completed with our subsequent acquisition of Shoppes of Lake Village in February 2018 (see Note 20). We also sold a property in December 2016 and recognized a gain of $4.7 million. Gains on property dispositions are recorded in Other Income, Net on the consolidated statements of operations.